                                                                   EXHIBIT 10.41
1



              INTEREST ON THIS NOTE IS INCLUDABLE IN GROSS INCOME
               FOR PURPOSES OF FEDERAL AND STATE INCOME TAXATION.

THE PRINCIPAL OF AND INTEREST ON THE NOTES ARE PAYABLE FROM PAYMENTS TO BE MADE UNDER THE IRREVOCABLE, DIRECT-PAY LETTER OF CREDIT ISSUED BY SOUTHTRUST BANK, NATIONAL ASSOCIATION, REFERENCED HEREIN, WHICH CONSTITUTES A BINDING AND ENFORCEABLE OBLIGATION THEREOF, OR UNDER ANY IRREVOCABLE, DIRECT-PAY LETTER OF CREDIT ISSUED IN SUBSTITUTION THEREFOR IN ACCORDANCE WITH THE INDENTURE REFERENCED HEREIN. THE NOTES ARE NOT DEPOSITS OR OBLIGATIONS OF SOUTHTRUST BANK, NATIONAL ASSOCIATION, OR ANY AFFILIATE THEREOF, OR OF ANY ISSUER OF ANY SUBSTITUTE LETTER OF CREDIT. THE NOTES AND THE SAID LETTERS OF CREDIT ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. THE NOTES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL AMOUNT INVESTED.

                              LA-MAN CORPORATION

                   VARIABLE/FIXED RATE CREDIT ENHANCED NOTE

No. R-1

Dated Date: August 28, 1997  Maturity Date: August 1, 2012  CUSIP: 50354K AA 0

     La-Man Corporation, a corporation organized under the laws of the State of Nevada (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referenced), for value received, hereby promises to pay to

                                  CEDE & CO.,

or registered assigns, the principal amount of

                   TWO MILLON FIVE HUNDRED THOUSAND DOLLARS
                                 ($2,500,000)

on the Maturity Date specified above and to pay interest on said principal amount from the date hereof or the most recent date to which interest has been paid or duly provided for, until the principal amount hereof shall become due and payable, at the Variable Rate or the Fixed Rate, as hereinafter provided.

Authority for Issuance
----------------------

     This Note is one of a duly authorized issue of notes of the Issuer, aggregating $2,500,000 in principal amount and of the above designation (the "Notes"), issued pursuant to a Trust Indenture dated as of August 1, 1997 (the "Indenture") between the Issuer and SouthTrust Bank, National Association, a national banking association (the "Trustee", which term includes any successor trustee under the Indenture), with its designated corporate trust office (the "Designated Office") presently located in Ft. Lauderdale, Florida.

Security
--------

     The Notes are general obligations of the Issuer. Pursuant to the Indenture the Issuer has agreed to make payments at times and in amounts sufficient to pay Debt Service when due on the Notes and to pay the purchase price of Notes tendered for purchase pursuant to the Mandatory Tender and Optional Tender provisions of the Indenture (the "Issuer Note Payments").

     The obligation of the Issuer to pay the principal of, premium (if any) and interest on this Note in the amounts and at the times, places and rates, and in the coin or currency, herein prescribed, is absolute and unconditional, and no reference herein to the Indenture or the Letter of Credit and no provision of this Note or the Indenture shall operate or be construed to alter or impair said obligation.

     As security for the payment of the Notes, the Issuer will cause SouthTrust Bank, National Association (in its capacity as issuer of the initial letter of credit referred to below, the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Notes, to enable the Trustee to pay the principal amount of Notes when due and to pay the principal portion of the purchase price of Notes tendered (or deemed tendered) to the Trustee for purchase, plus (ii) interest on the Notes at the Maximum Rate for a period of 56 days, to enable the Trustee to pay interest on the Notes when due and to pay the interest portion of the purchase price of Notes tendered (or deemed tendered) to the Trustee for purchase. The initial letter of credit will expire, unless earlier terminated or extended, on August 15, 2000. Subject to the terms and conditions of the Indenture, the Issuer may, at its option, replace the initial letter of credit and any subsequent letter of credit with a substitute letter of credit meeting the requirements of the Indenture with respect thereto. The initial letter of credit so delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to the Indenture are herein referred to as the "Letter of Credit". The initial Letter of Credit is issued pursuant to various credit and security agreements among the Credit Obligor, the Issuer, and certain persons related to the Issuer, which evidence, guarantee, or provide security for the obligations of the Issuer to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements of the Issuer and related persons with respect thereto (collectively the "Credit Documents").

     Copies of the Indenture, the initial Letter of Credit and the Credit Documents are on file at the Designated Office of the Trustee and reference is hereby made to such documents for the provisions, among others, with respect to the respective rights, duties, obligations and security of the Issuer, the Trustee, the Credit Obligor and the owners of beneficial interests in the Notes and the terms and conditions upon which the purchase, transfer and exchange of beneficial ownership interests in the Notes are to be made by means of a Book-Entry System administered by the Securities Depository, to and by all of which terms, conditions and provisions of said documents the owner of any beneficial interest in this Note, by the acquisition hereof, hereby assents and agrees to be bound.

Payment of Debt Service
-----------------------

     Interest at the Variable Rate and interest at the Fixed Rate for a Fixed Rate Period of less than 6 months shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each. Interest shall be payable on overdue principal of this Note and (to the extent legally enforceable) on any overdue installment of interest on this Note at the rate of interest last applicable to this Note when such overdue principal or interest became delinquent.

     Interest on this Note shall be payable in arrears on the following dates (each such date being herein called an "Interest Payment Date") (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date): (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month in each year during the Variable Rate Period and (ii) on the day immediately following any Variable Rate Period (each such date being herein called a "Variable Rate Interest Payment Date"); (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date"); and (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and (iii) on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date").

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date), will, as provided in the Indenture hereinafter referenced, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the day (whether or not a Business Day) next preceding any Variable Rate Interest Payment Date or any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of less than 6 months, or the 15th day (whether or not a Business Day) next preceding any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of 6 months or more. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee; notice of such Special Record Date to be given to Holders of the Notes not less than 10 days prior to such Special Record Date.

     Payment of interest on this Note due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the person entitled thereto at the address thereof appearing in the Note Register maintained by the Trustee. Such payments shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of the principal of (and premium, if any, on) this Note and payment of accrued interest on this Note due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of this Note at the Principal Office of the Trustee. Upon the terms and conditions of the Indenture the Holder of any Note in a principal amount of not less than $100,000 may request that payment of Debt Service on such Note be made by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee.

     All payments of principal of, premium, if any, and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest Rate
-------------

     This Note may bear interest at either a variable rate or a fixed rate, and if at a fixed rate, for varying periods of time, with such consequences as are specified in the Indenture, without any notation being made hereon. Each owner of this Note takes it subject to the terms then applicable hereto, and may obtain from the Trustee verification of the then applicable provisions hereof.

                                 Variable Rate
                                 -------------

     The Notes shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period, the Notes shall again bear interest at the Variable Rate, unless the day immediately following such Fixed Rate Period is the effective date of a continuation or conversion of the interest rate to a Fixed Rate (such date being herein called a "Conversion Date"). Once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Notes. Each period during which the Variable Rate is in effect is herein called a "Variable Rate Period."

     The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent periodically during a Variable Rate Period as provided in the Indenture and described herein. The Variable Rate shall be determined on the first day of each Variable Rate Period (beginning upon initial issuance of the Notes and upon any change from a Fixed Rate Period to a Variable Rate Period) and on each Thursday during such Variable Rate Period (or, if any such day for determination is not a Business Day, on or as of the immediately preceding Business Day). The Variable Rate so determined shall become effective
(i) in the case of a determination in connection with the initial issuance of the Notes or a change from a Fixed Rate Period to a Variable Rate Period, the first day of the Variable Rate Period, and (ii) in any other case, on the Friday immediately following the date of determination, and once effective shall remain in effect until and including the following Thursday, or, if sooner, the ending day of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next Thursday, or, if sooner, the ending day of such Variable Rate Period, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until and including the day preceding the effective date of a Variable Rate change for which the Remarketing Agent shall have determined the Variable Rate in accordance with the terms of the Indenture.

     The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Notes being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. The Maximum Rate is the lesser of (i) the rate of 18% per annum or (ii) for any period during which the Notes are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Notes. Upon the request of any Noteholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect. SouthTrust Securities, Inc., Birmingham, Alabama, has been appointed as "Remarketing Agent" pursuant to the Indenture. The Indenture permits the Issuer, with the consent of the Credit Obligor, to remove such Remarketing Agent and appoint a successor, subject to certain terms and conditions specified in the Indenture.

                                  Fixed Rate
                                  ----------

     The Notes shall bear interest at a Fixed Rate during each period of time specified by the Issuer as provided in the Indenture and described herein. Each period during which a Fixed Rate is in effect is herein called a "Fixed Rate Period". The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and for each Fixed Rate Period shall be determined by the Remarketing Agent as provided in the Indenture and described herein.

     The Issuer may elect that the Notes bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 45 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect,
(ii) the Conversion Date may not
be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect, (iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the Fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Notes. Any such election by the Issuer shall be irrevocable after 10:00 a.m. (Ft. Lauderdale, Florida time) on the last Business Day immediately prior to the proposed Conversion Date.

     Not less than 1 nor more than 10 days prior to the proposed Conversion Date, the Remarketing Agent shall determine the interest rate for such Fixed Rate Period (the "Fixed Rate"), which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Notes being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period began on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate.

     Notwithstanding the foregoing, a Fixed Rate shall not be established if (1) the Issuer delivers to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Ft. Lauderdale, Florida time) on the last Business Day immediately prior to the proposed Conversion Date, or (2) prior to 10:00 a.m. (Ft. Lauderdale, Florida time) on the Conversion Date the Trustee does not receive (i) an Opinion of Note Counsel stating in effect that such conversion to a Fixed Rate is lawful under applicable law, and (ii) the Substitute Letter of Credit (if any) that is to be effective on such Conversion Date. If all conditions to the establishment of a Fixed Rate are not satisfied, the Notes shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

Optional Tender
---------------

     Upon the terms and conditions provided in the Indenture and described herein, the Holder of any Note shall have the right to tender such Note to the Trustee or to any Tender Agent appointed pursuant to the Indenture for purchase in whole or in part (if in part, only in an Authorized Denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Notes (or portions thereof) tendered plus accrued interest to the specified purchase date (an "Optional Tender Date"). In order to exercise such option with respect to any Note, the Holder thereof must deliver notice thereof to the Trustee, as provided below, at its Designated Office at least 7 days prior to the proposed Optional Tender Date.

     Any such notice of Optional Tender must be duly executed by the Noteholder and must specify (i) the name of the registered Holder of the Note to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Note, and (iv) the principal amount of such Note to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice shall be given to the Trustee in writing. A form of the Optional Tender Notice may be obtained from the Trustee upon request. If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Note is being tendered for purchase, the Holder will be deemed to have tendered the Note in its entire principal amount for purchase. Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn.

     If a written notice of Optional Tender shall have been duly given with respect to any Note or any authorized part thereof, the Holder of such Note shall deliver such Note to the Trustee at its Designated Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Ft. Lauderdale, Florida time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Notes, transfers of the beneficial ownership interests in the Notes on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Notes on an Optional Tender Date shall be deemed satisfied thereby. Any Note or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository (an "Unsurrendered Note") shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date. If there has been irrevocably deposited in the Note Purchase Fund an amount sufficient to pay the principal amount of plus accrued interest to the specified purchase date on all Notes or any authorized part thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Note shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Note shall not be entitled to receive interest on such Unsurrendered Note for any period on and after the Optional Tender Date.

     Anything in this Note or the Indenture to the contrary notwithstanding, no Optional Tender of Notes shall be permitted for Pledged Notes or for any Note which is deemed Fully Paid within the meaning of the Indenture.

Mandatory Tender
----------------

     The Holder of each Note (other than a Pledged Note or a Note that has been deemed Fully Paid) who has not elected to retain the Note or Notes thereof under the conditions permitted and in the manner provided in the Indenture shall be required to tender such Note to the Trustee or Tender Agent for purchase on the following dates (each such date being herein called a "Mandatory Tender Date"):
(i) each proposed Conversion Date, (ii) the date immediately following the expiration of a Fixed Rate Period, (iii) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation all meeting the requirements of the Indenture therefor is delivered to the Trustee in accordance with the terms of Section 3.10 of the Indenture, (iv) a Credit Obligor Insolvency Date, (v) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Notes is established during a Variable Rate Period, and (vi) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Notes during a Variable Rate Period. If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

     Notice of a Mandatory Tender shall be given by the Trustee by registered or certified mail to the Noteholder or Noteholders at the address thereof appearing on the Note Register not less than 15 days prior to the Mandatory Tender Date. Such notice of Mandatory Tender shall, among other things, specify the Mandatory Tender Date and, if the circumstances are such that Holders may elect to retain their Notes, shall so state and shall state the procedure by which a Holder may make such election.

     Upon the terms and conditions provided in the Indenture, the Holder of any Note subject to a Mandatory Tender as a result of any change in the frequency with which or the formula by which the interest rate on the Notes is established during a Variable Rate Period, or as a result of any change in the optional tender terms of the Notes during a Variable Rate Period, may elect to retain the Note or Notes thereof by written notice delivered to the Designated Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt, shall meet the requirements of the Indenture therefor, and shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Notes so retained (including any Notes issued in exchange therefor or upon transfer thereof).

     All Notes to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Ft. Lauderdale, Florida time) on the Mandatory Tender Date to the Trustee at its Designated Office or to the Tender Agent at its Principal Office, together with an instrument of assignment or transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Notes, transfers of the beneficial ownership interests in the Notes on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Notes on a Mandatory Tender Date shall be deemed satisfied thereby. All Notes so to be purchased that are not so delivered to the Trustee or Tender Agent on the Mandatory Tender Date or so transferred on the records of the Securities Depository ("Unsurrendered Notes") shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date. If there has been irrevocably deposited in the Note Purchase Fund an amount sufficient to pay the purchase price of all Notes tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Note shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Note shall not be entitled to receive interest on such Unsurrendered Note for any period on and after the relevant Mandatory Tender Date.

     After notice of a Mandatory Tender has been given by the Trustee, the Notes shall be subject to Mandatory Tender (except with respect to Notes which the Holders thereof have elected to retain as provided in the Indenture) notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

Redemption
----------

     In the manner and with the effect provided in the Indenture, the Notes will be subject to redemption prior to maturity as follows:

     (1)  Optional Redemption
          -------------------

     The Notes are subject to optional redemption by the Issuer with consent of the Credit Obligor and if no Event of Default exists, as follows:

          (A) during any Variable Rate Period, in whole or in part, in authorized multiples of an Authorized Denomination on any Business Day at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, without premium or penalty; and

          (B) during any Fixed Rate Period, in whole or in part in authorized multiples of an Authorized Denomination on any Business Day during the applicable redemption period set forth in the table below at the applicable redemption price (expressed as a percentage of principal amount) set forth in the table below plus accrued interest to the date of redemption:

                                                          Redemption
               Redemption Period                            Price
               -----------------                        -------------

     Fixed Rate Period of 4 years
     or less:

          Not subject to redemption                           N/A

     Fixed Rate Period of more than
     4 years but not more than 7 years:

          Not subject to redemption prior
          to 4th anniversary of Conversion Date               N/A

          4th anniversary of Conversion
          Date through any day prior to
          5th anniversary of Conversion Date                  102%

          5th anniversary of Conversion Date
          through any day prior to
          6th anniversary of Conversion Date                  101%

          6th anniversary of Conversion
          Date and any day thereafter                         100%

provided that there shall be no optional redemption which requires the payment of a redemption premium unless there is then in effect a Letter of Credit which may and shall be drawn on to pay such premium. If less than all Notes Outstanding are called for redemption, the Notes or interests of the Beneficial Owners thereon to be redeemed shall be selected as provided in the Indenture and described herein.

     (2)  Mandatory Redemption
          --------------------

     The Notes are subject to mandatory redemption, by lot, by the Issuer at a redemption price equal to the principal amount to be redeemed plus accrued interest to the redemption date, without premium or penalty, on the first day in August in the years and in the principal amounts (after credit as provided below) set forth below:

                                                Principal
                       Date                      Amount
                       ----                    -----------

                       1998                   $110,000.00
                       1999                    115,000.00
                       2000                    125,000.00
                       2001                    130,000.00
                       2002                    135,000.00
                       2003                    145,000.00
                       2004                    155,000.00
                       2005                    160,000.00
                       2006                    170,000.00
                       2007                    180,000.00
                       2008                    190,000.00
                       2009                    205,000.00
                       2010                    215,000.00
                       2011                    225,000.00

               The balance of the Notes will be paid at maturity.

     Unless Notes have been preselected for mandatory redemption, as described below, not less than 45 nor more than 60 days prior to each such scheduled mandatory redemption date, Notes, or interests of the Beneficial Owners in the Notes, shall be selected for redemption, in the manner provided in the Indenture, in an aggregate principal amount equal to the principal amount required to be redeemed and such Notes or interests therein (or portions thereof) shall be called for redemption on such scheduled mandatory redemption date and notice thereof given as provided in the Indenture; provided, however, that if Notes have not been preselected for mandatory redemption, as described below, the Issuer may, upon written direction delivered to the Trustee not less than 60 days prior to such scheduled mandatory redemption date, direct that any or all of the following amounts be credited against the principal amount of Notes scheduled for redemption on such date: (i) the principal amount of Notes delivered by the Issuer to the Trustee for cancellation and not previously claimed as a credit; and (ii) the principal amount of Notes previously redeemed pursuant to the optional redemption provisions of the Notes and not previously claimed as a credit.

     Upon the written request of the Issuer, the Trustee shall preselect Notes for mandatory redemption according to the entire remaining schedule for such mandatory redemptions set forth above; provided, however, that prior to such preselection the principal amount of Notes previously redeemed pursuant to the optional redemption provisions and not already credited against such mandatory redemption requirements shall be credited against the remaining mandatory redemption requirements in such years and in such amounts as shall be designated by the Issuer. After taking into account such credits, the Securities Depository or the Trustee, as appropriate, shall proceed to select Notes by lot for mandatory redemption in accordance with the remaining schedule. The procedure for such preselection shall provide for the preselection of portions (equal to the smallest Authorized Denomination of the Notes, or a multiple thereof) of the principal of Notes of a denomination larger than the smallest Authorized Denomination.

     After such preselection procedure the term "Adjusted Maturity Date", when used with respect to any Note, or any interest of a Beneficial Owner therein, shall mean the date on which such Note or such interest therein shall be subject to scheduled mandatory redemption or, if such Note is not so preselected, the stated maturity date of such Note. After Notes have been preselected for mandatory redemption, the Securities Depository or the Trustee, as appropriate, shall send notice of the results of such preselection to the Securities Depository or Trustee (as appropriate), the Issuer, the Remarketing Agent, the Credit Obligor and the holders of outstanding Notes. If portions of any Note or any interest of a Beneficial Owner therein, of a principal amount larger than the smallest Authorized Denomination, are assigned different Adjusted Maturity Dates then, upon receipt of such notice of preselection, appropriate adjustments on the records of the Securities Depository shall be made or the registered owner of such Note shall deliver the same to the Trustee or Tender Agent in exchange for two or more Notes according to the Adjusted Maturity Dates so assigned, it being intended that each Note outstanding shall have a single Adjusted Maturity Date.

     (3) Notice: Selection For Redemption
         --------------------------------

     Any redemption shall be made in the manner, upon the notice, and on the terms and conditions provided in the Indenture. If less than all of the Outstanding Notes are to be redeemed during a period in which the Book-Entry System is in effect for the Notes, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Notes to be redeemed, on the basis of the smallest Authorized Denomination of the Notes, by lot or by such other method as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in the Notes to be redeemed in such manner so as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Notes in an aggregate amount less than an Authorized Denomination. If less than all the Outstanding Notes are to be redeemed during a period in which the Book-Entry System is not in effect for the Notes, the Trustee shall select the particular Notes to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Notes which have not previously been called for redemption, on the basis of the smallest Authorized Denomination of the Notes, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Notes for redemption in such manner so as to assure that after such redemption no Noteholder shall retain Notes in an aggregate amount less than an Authorized Denomination. Notes (or portions thereof) for the redemption and payment of which provision has been made and notice thereof given all in accordance with the Indenture shall thereupon cease to be entitled to the benefits of the Indenture and shall cease to bear interest from and after the date fixed for redemption unless default be made in payment of the redemption price.

Default, Remedies, Rights of Holders, Amendments
------------------------------------------------

     If an "Event of Default", as defined in the Indenture, shall occur, the principal of all Notes then Outstanding may become or be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Holders of specified percentages in principal amount of Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under such documents and the consequences thereof. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The Indenture provides that if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date, then (i) no amendment to the Indenture may be made without the consent of the Credit Obligor and (ii) any remedies available under the Indenture (other than mandatory acceleration of the Notes and mandatory draws under the Letter of Credit) may be exercised only with the consent of the Credit Obligor.

     The Holder of this Note shall have no right to enforce the provisions of the Indenture, or to institute any action to enforce the covenants therein, or to take any action with respect to any default thereunder, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes at any time with the consent of a majority in principal amount of the Notes at the time Outstanding affected by such modification.

Registration, Transfer and Exchange
-----------------------------------

     The Notes are initially issued in Authorized Denominations pursuant to a Book-Entry System to be administered by the Securities Depository and registered in the name of and held by the Securities Depository Nominee all as more particularly provided in the Indenture. In the event the Book-Entry System for the Notes is discontinued, Notes in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof, the Notes will be registered in the names of the owners thereof on the registration books of the Trustee pertaining thereto, the Trustee shall make payments of principal of, purchase price of, premium (if any) and interest on the Notes to the registered owners thereof as provided in the Notes and the Indenture, and the provisions of this Note and of the Indenture with respect to registration, transfer and exchange of Notes by the registered owners thereof shall apply.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Note Register maintained at the Designated Office of the Trustee, upon surrender of this Note for transfer at such office or at the Principal Office of the Tender Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee or Tender Agent duly executed by, the registered Holder hereof or the attorney thereof, duly authorized in writing, and thereupon one or more new Notes of the same maturity, of any Authorized Denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for other Notes of the same maturity of any Authorized Denominations and of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge shall be made for any transfer or exchange hereinbefore referenced, but the Holder hereof shall pay a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Issuer, the Trustee nor any agent thereof shall be affected by notice to the contrary.

General
-------

     No covenant or agreement contained in this Note or the Indenture shall be deemed to be a covenant or agreement of any officer, agent or employee of the Issuer, and neither any member of the Board of Directors of the Issuer nor any officer executing this Note shall be liable personally on this Note or be subject to any personal liability or accountability by reason of the issuance of this Note.

     It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and issuance of this Note do exist, have happened and have been performed in due time, form and manner as required by law.

     Unless the certificate of authentication and registration hereon has been executed by the Trustee or by the Tender Agent by the manual signature of a duly authorized officer thereof, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name under seal by officers thereof as duly authorized thereunto.

                                    LA-MAN CORPORATION



                                    By:____________________________________
                                      Its: President

S E A L
-------


Attest:________________________
       Its: Secretary

                Certificate of Authentication and Registration
                ----------------------------------------------

Date of Authentication and Registration:________________________

     This is one of the Notes referred to in the within mentioned Trust Indenture and has been registered on the registration books of La-Man Corporation maintained by the Trustee in the name of the above-named registered owner on the Authentication and Registration Date noted above.

                                    SOUTHTRUST BANK
                                    NATIONAL ASSOCIATION, as Trustee


                                    By_____________________________________
                                      Its Authorized Signatory

                                  Assignment
                                  ----------

     For value received, __________________________ hereby sell(s), assign(s) and transfer(s) unto ________________________________ this Note and hereby irrevocably constitute(s) and appoint(s) attorney to transfer this Note on the books of the within named Issuer at the office of the within named Trustee, with full power of substitution in the premises.

     Dated:___________________

                                    _________________________________________
                                    NOTE: The name signed to this assignment must correspond with the name of the payee written on the face of the within note in all respects, without alteration, enlargement or change whatsoever.

Signature Guaranteed: *

____________________________________
(Bank or Trust Company)

By _________________________________
   (Authorized Officer)

Medallion Number: ___________________

* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of the recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

                        Notice By Securities Depository
                        -------------------------------

     Unless the within Note is presented by an authorized representative of the Securities Depository (as defined in the Indenture referenced in the within Note), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued is registered in the name of the Securities Depository or the Securities Depository Nominee (as defined in the Indenture referenced in the within Note), as the case may be, or in such other name as is requested by an authorized representative of the Securities Depository (and any payment is made to the Securities Depository or the Securities Depository Nominee or to such other entity as is requested by an authorized representative of the Securities Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the Securities Depository or Securities Depository Nominee, as the case may be, has an interest herein.